UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2003

Martek Biosciences Corporation
(Exact Name of Registrant as Specified in its
Charter)

Delaware	000-22354	52-1399362

(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

6480 Dobbin Road Columbia, Maryland	21045

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 740-0081

(Former Name or Former Address, if Changed Since Last Report)

MARTEK BIOSCIENCES CORPORATION

Item 5.             Other Events and Required FD Disclosure.

                          Martek announced today that it had received a report from the Office of the Kentucky State Fire Marshal regarding the wastewater pretreatment facility explosion that occurred in March, 2003. Martek’s press release which describes the findings of the report is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.             Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

The following is filed as an exhibit to this current report on Form 8-K:

99.1 Press Release dated April 8, 2003. (filed herewith)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTEK BIOSCIENCES CORPORATION

Date: April 8, 2003	By:	/s/ George P. Barker George P. Barker Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit
Number

99.1	Press Release dated April 8, 2003. (filed herewith)